UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

PRIMUS GUARANTY, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-32307	98-040235
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) At a meeting of the board of directors of Primus Guaranty, Ltd., or the Company, held on April 29, 2009, David Czerniecki was appointed to the Company’s board of directors, as a Class I director with a term expiring in 2010. Mr. Czerniecki was named to the board’s Finance and Investment Committee. His appointment fills a vacancy and brings the size of the board to nine directors. At the annual general meeting of shareholders of the Company held on April 30, 2009, Frank P. Filipps and Thomas J. Hartlage were re-elected as Class II directors.

The foregoing descriptions are qualified in their entirety by reference to the Press Release dated May 5, 2009, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 5, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /S/ Vincent B. Tritto
Vincent B. Tritto
General Counsel
(Duly Authorized Officer)

Date: May 5, 2009

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated May 5, 2009.

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